Power of Attorney

      The undersigned hereby constitutes and appoints John D.

McMahon, Carole Sobin, Peter J. Barrett, Marisa Joss and Vanessa

M. Franklin and each of them, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer of Consolidated

Edison, Inc. or its subsidiaries (the "Company"), Forms

ID, 3, 4 and 5 (collectively, the "Forms") in accordance

with Section 16(a) of the Securities Exchange Act of

1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to

complete and execute any such Forms and timely file the

Forms with the United States Securities and Exchange

Commission and any stock exchange or similar authority;

and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant

to this Power of Attorney shall be in such form and

shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute or

substitutes, shall lawfully do or have done or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or

5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing

attorneys-in-fact.  The undersigned hereby revokes all previously executed powers of attorney relating to the Forms.

      IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 6th day of February, 2009.

/s/ William G. Longhi____________

William G. Longhi